Exhibit 5 - Form of MEMBERS(R) Horizons Flexible
                                Premium Deferred Variable Annuity Application

APPLICATION                                     [LOGO OF CUNA] CUNA MUTUAL GROUP

[MEMBERS(R) HORIZON]                              MEMBERS LIFE INSURANCE COMPANY
Individual Flexible Premium              [2000 Heritage Way o Waverly, IA 50677]
Deferred Variable Annuity

 1   WHICH PLAN OPTION DO YOU CHOOSE?

REQUIRED. Check one plan option.   [MEMBERS HORIZON]  [[] B-Share]  [[] C-Share]

 2   WHO IS THE OWNER AND ANNUITANT FOR YOUR CONTRACT?

REQUIRED. Minimum age on contract issue date is 21. Maximum age on contract issue date is 85. Must complete section 2A. Owner will be the annuitant unless a different annuitant is named in section 2B. To name a joint owner, complete section 2C. To name more parties to the contract, use section 10.

A. OWNER. Complete this first box for a natural person owner.

--------------------------------------------------------------------------------------------------------
  Name________________________________________________          Gender          [] Male      [] Female
          FIRST        MI         LAST
  Date of Birth_____________                                    U.S. Citizen    [] Yes       [] No
--------------------------------------------------------------------------------------------------------

Complete this next box for a trust owner. This is only allowed for non-qualified plan types (except non-qualified beneficiary). For a trust owner, include a copy of the trust document pages showing trust name, trust date, trustee name(s), investment authority and signature(s), or complete form [1919(ML), trustee certification of insurance/annuity powers].

--------------------------------------------------------------------------------------------------------
  Name of Trust_______________________________________________________________________________________
  Date of Trust_________     Person Authorized To Receive Correspondence______________________________
  Trustee Name(s)_____________________________________________________________________________________
--------------------------------------------------------------------------------------------------------

All owners must complete this next box.

--------------------------------------------------------------------------------------------------------
  Social Security or Employer ID Number_____________   Daytime Phone___________    [] Cell    [] Other
  Residential Address_________________________________________________________________________________
                              STREET (CANNOT BE P.O. BOX)    CITY      STATE              ZIP
  Mailing Address (if different)______________________________________________________________________
                              STREET OR P.O. BOX             CITY      STATE              ZIP
--------------------------------------------------------------------------------------------------------

B. ANNUITANT (IF OTHER THAN OWNER). Complete this box only if the annuitant is someone other than the owner named in section 2A.

--------------------------------------------------------------------------------------------------------
  Name_______________________________________________           Gender          [] Male      [] Female
          FIRST        MI         LAST
  Date of Birth_______   Relationship to Owner(s)____           U.S. Citizen    [] Yes       [] No

  Social Security Number                          Daytime Phone _____________   [] Cell      [] Other
  Residential Address________________________________________________________________________________
                              STREET (CANNOT BE P.O. BOX)    CITY      STATE              ZIP
  Mailing Address (if different)_____________________________________________________________________
                              STREET OR P.O. BOX             CITY      STATE              ZIP
--------------------------------------------------------------------------------------------------------

C. JOINT OWNER. Complete this box to name your legal spouse as joint owner. This is allowed only for non-qualified plan types (except non-qualified beneficiary).

--------------------------------------------------------------------------------------------------------
  NAME OF LEGAL SPOUSE_______________________________           GENDER          [] MALE      [] FEMALE
          FIRST        MI         LAST
  DATE OF BIRTH____________________________                     U.S. CITIZEN    [] YES       [] NO
  SOCIAL SECURITY NUMBER                          DAYTIME PHONE                 [] CELL      [] OTHER
  RESIDENTIAL ADDRESS_________________________________________________________________________________
                              STREET (CANNOT BE P.O. BOX)    CITY      STATE              ZIP
  MAILING ADDRESS (IF DIFFERENT)______________________________________________________________________
                              STREET OR P.O. BOX             CITY      STATE              ZIP
--------------------------------------------------------------------------------------------------------

[ALASKA AND ARIZONA]: UPON WRITTEN REQUEST, WE WILL PROVIDE WITHIN A REASONABLE TIME (WITHIN 10 DAYS OF YOUR WRITTEN REQUEST) REASONABLE FACTUAL INFORMATION REGARDING THE BENEFITS AND PROVISIONS OF THE CONTRACT TO YOU. IF FOR ANY REASON YOU DECIDE NOT TO KEEP YOUR CONTRACT, RETURN IT TO US OR NOTIFY US WITHIN 10 DAYS (30 DAYS IF YOU ARE AGE 65 OR OVER AND RESIDE IN ARIZONA) THAT YOU DO NOT WANT TO KEEP IT. WE WILL REFUND THE CONTRACT VALUE (OR PURCHASE PAYMENT IF IT IS AN IRA) WITHIN 7 DAYS OF THE DATE OF CANCELLATION. YOU MAY RETURN IT TO MEMBERS LIFE INSURANCE COMPANY AT THE ADDRESS SHOWN ABOVE, OR TO THE AGENT WHO SOLD IT TO YOU. [STATE VARIATIONS]

VAAPP-2015                        Page 1                             DOC CODE 02

 3   WHAT IS YOUR PLAN TYPE AND SOURCE OF PAYMENT?

REQUIRED. Complete sections 3A and 3B. [For SEP IRA, complete form 5305-SEP. For Beneficiary IRA, complete forms CLS-520, CLS-521 and CLS-381(ML). For Non-qualified Beneficiary, complete forms CLS-522, CLS-523, and CLS-524(ML).]

A. PLAN TYPE. Check one plan type and complete the row for that type. Total your payment at the bottom of section 3A.

-------------------------------------------------------------------------------------------------------------------------------
    PLAN TYPE                                            PAYMENT CLASSIFICATION
 [] Non-qualified             $_____________      $_____________
                                 NON-1035          1035 EXCHANGE
                                 EXCHANGE
-------------------------------------------------------------------------------------------------------------------------------
 [] Non-qualified
    Beneficiary (Stretch)                         $_____________
                                                   1035 EXCHANGE
-------------------------------------------------------------------------------------------------------------------------------
 IRA (check only one)
 []  Traditional IRA          $_____________      $_____________      $_____________      $_____________      $_____________
 []  Roth IRA                     ROLLOVER           TRANSFER           CURRENT YEAR        PRIOR YEAR        ROTH CONVERSION
                                                                        CONTRIBUTION        CONTRIBUTION    (AVAILABLE ONLY IF
 []  SEP IRA                                                                                                  ROTH IRA BOX IS
                                                                                                                  CHECKED)
-------------------------------------------------------------------------------------------------------------------------------
 Beneficiary IRA
 (Stretch)                    $_____________      $_____________
 [] Traditional IRA               ROLLOVER           TRANSFER
 [] Roth IRA
-------------------------------------------------------------------------------------------------------------------------------
 ENTER TOTAL INITIAL PURCHASE PAYMENT. Enter the total of all amounts above at the right. Minimum is
 [$5,000] and maximum is [$999,999 ($1,000,000+ requires prior approval)]. Make any checks
 payable to MEMBERS Life Insurance Company. The initial purchase payment applied will equal the      $______________________
 actual amount received by the Company.
-------------------------------------------------------------------------------------------------------------------------------

B. SOURCE(S) OF PAYMENT. This section must be completed, even if there is only one source of payment. Complete one line for each payment source. For 401(k) plan types, list Roth 401(k) amounts separately from regular 401(k) amounts.

                                             SUBMITTED      ESTIMATED AMOUNT/
   SOURCE/COMPANY NAME                       WITH APP       AMOUNT IF BY CHECK              EXISTING PLAN TYPE
_________________________________________    [] Yes        $ ___________________________    ___________________________

_________________________________________    [] Yes        $ ___________________________    ___________________________

_________________________________________    [] Yes        $ ___________________________    ___________________________

_________________________________________    [] Yes        $ ___________________________    ___________________________

_________________________________________    [] Yes        $ ___________________________    ___________________________

--------------------------------------------------------------------------------
                         IMPORTANT INFORMATION
--------------------------------------------------------------------------------
 o Any portion of your initial purchase payment allocated to variable subaccounts will be allocated to the variable subaccounts on the contract issue date (or the business day the payment is received once the contract is issued).

 o Any portion of your initial purchase payment allocated to risk control accounts will first be allocated to the holding account.

 o If there is one source of payment listed under 3B above, the value in the holding account (including interest) will be transferred to the risk control accounts selected on the next available risk control account start date.

 o If there are multiple sources of payment listed under 3B above, we allow [up to 6 months] to receive all such payments to be allocated to the initial risk control accounts. This is referred to as the "Multiple Source Waiting Period." Once we receive all such sources of payment (or reach the end of the Multiple Source Waiting Period, if later), the value in the holding account (including interest) will then be transferred to the risk control accounts selected on the next available risk control account start date.

 o Any source of payment listed under 3B above that is received after the Multiple Source Waiting Period will be allocated to the variable subaccounts selected.
--------------------------------------------------------------------------------

VAAPP-2015                        Page 2                             DOC CODE 02

 4   DO YOU HAVE ANY OTHER INSURANCE AND IS THIS A REPLACEMENT?

REQUIRED. Read and answer both questions and complete all information.

[] Yes   [] No    Do you have any existing life insurance policies or annuity contracts with MEMBERS Life Insurance Company or any other company? If yes, a completed Important Notice: Replacement of Life Insurance or Annuities must accompany this application if required by your state.

[] Yes   [] No    Will this contract replace, discontinue or change any existing life insurance policies or annuity contracts with MEMBERS Life
                  Insurance Company or any other company? If yes, a completed
                  Replacement Form must accompany this application if required by your state.

                  COMPANY NAME OF POLICY/CONTRACT BEING REPLACED             POLICY/CONTRACT NUMBER
                  _______________________________________________________    ______________________________

                  _______________________________________________________    ______________________________

                  _______________________________________________________    ______________________________

                  _______________________________________________________    ______________________________

 5   HOW DO YOU WANT TO ALLOCATE YOUR PURCHASE PAYMENTS?

REQUIRED. Complete section 5A to allocate using [an express portfolio], or complete section 5B to allocate using [a custom portfolio].

--------------------------------------------------------------------------------
                         INFORMATION IMPORTANT
--------------------------------------------------------------------------------
 o Any portion of your initial purchase payment allocated to variable subaccounts will be allocated to the variable subaccounts on the contract issue date.

 o Any portion of your initial purchase payment allocated to risk control accounts will first be allocated to the holding account and then allocated to the risk control accounts on the risk control account start date.

 o Variable subaccount allocations will automatically rebalance on the contract anniversary.

 o Risk control account allocations (between [Secure and Growth Accounts]) will automatically rebalance on the risk control account anniversary.

 o [Risk control account allocations (between [S&P 500 and MSCI EAFE Indices]) will automatically rebalance five years after the risk control account start date on the risk control account maturity date.

 o Allocations between the variable and risk control sides of your contract will automatically rebalance five years after the risk control account start date on the risk control account maturity date.
--------------------------------------------------------------------------------

A. [EXPRESS PORTFOLIO] ALLOCATION. [Mark one circle] if you wish to use [an express portfolio]. If you complete this section, skip section 5B below.

                 AGGRESSIVE          MODERATE          CONSERVATIVE
ACTIVE               []                []                   []

PASSIVE              []                []                   []

B. [CUSTOM PORTFOLIO] ALLOCATION. Skip if you completed section 5A above. Choose how much of your purchase payment to allocate to variable subaccounts and how much to allocate to risk control accounts. Percentages to each side of your contract must total 100%. Use only whole percent (1%) increments.


-------------------------------------------------------------------------------------------------------------------------------
           VARIABLE SUBACCOUNTS                                              RISK CONTROL ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------------
                                                         TWO
Dollars on this side are invested in the                 SIDES               Dollars on this side are invested in the risk
variable subaccounts you select below. When              MUST                control accounts you select below. When you
you invest in variable subaccounts you risk              TOTAL               invest in risk control accounts you limit the
loss of your principal investment and                 %  100%             %  risk to your principal investment and
earnings.                                                                    earnings.
-------------------------------------------------------------------------------------------------------------------------------

[If you allocate 100% to risk control accounts [above] you must complete [form CLS-LEVV] [or check here: I elect 100% [Vanguard VIF Money Market] as my variable subaccount allocation. I understand this election applies only if my allocation instructions are 100% to risk control accounts and is in lieu of completing [form CLS--LEVV]].

NOW SELECT THE VARIABLE SUBACCOUNTS AND RISK CONTROL ACCOUNTS ON THE NEXT PAGE.

VAAPP-2015                        Page 3                             DOC CODE 02

B. [CUSTOM PORTFOLIO] ALLOCATION CONTINUED. Complete your allocations to each side of the contract. Use only whole percent (1%) increments. Minimum is 1% and each column must total 100%.

--------------------------------------------------------------------------------
                              VARIABLE SUBACCOUNTS
--------------------------------------------------------------------------------
     %    Vanguard VIF Money Market                               MONEY MARKET
--------------------------------------------------------------------------------
     %    American Funds IS(R) Asset Alloc 1                      ALLOCATION
--------------------------------------------------------------------------------
     %    BlackRock Global Alloc. V.I. I                          ALLOCATION
--------------------------------------------------------------------------------
     %    PIMCO VIT All Asset Inst                                ALLOCATION
--------------------------------------------------------------------------------
     %    TOPS(R) Aggressive Growth ETF 1                         ALLOCATION
--------------------------------------------------------------------------------
     %    TOPS(R) Growth ETF 1                                    ALLOCATION
--------------------------------------------------------------------------------
     %    TOPS(R) Moderate Growth ETF 1                           ALLOCATION
--------------------------------------------------------------------------------
     %    TOPS(R) Balanced ETF 1                                  ALLOCATION
--------------------------------------------------------------------------------
     %    TOPS(R) Conservative ETF 1                              ALLOCATION
--------------------------------------------------------------------------------
     %    PIMCO VIT Real Return Instl                             BOND
--------------------------------------------------------------------------------
     %    American Funds IS(R) Bond 1                             BOND
--------------------------------------------------------------------------------
     %    Dreyfus VIF Quality Bond                                BOND
--------------------------------------------------------------------------------
     %    Goldman Sachs VIT Core Fixd Inc Inst                    BOND
--------------------------------------------------------------------------------
     %    MFS(R) VIT Research Bond Init                           BOND
--------------------------------------------------------------------------------
     %    Vanguard VIF Total Bond Mkt Index                       BOND
--------------------------------------------------------------------------------
     %    American Funds IS(R) High-Inc Bond 1                    BOND
--------------------------------------------------------------------------------
     %    Franklin High Income VIP 1                              BOND
--------------------------------------------------------------------------------
     %    Putnam VT High Yield IA                                 BOND
--------------------------------------------------------------------------------
     %    Vanguard VIF High Yield Bond                            BOND
--------------------------------------------------------------------------------
     %    Templeton Global Bond VIP 1                             BOND
--------------------------------------------------------------------------------
     %    Columbia VP Emerging Mkts Bond 1                        BOND
--------------------------------------------------------------------------------
     %    American Funds IS(R) Growth 1                           U.S. STOCK
--------------------------------------------------------------------------------
     %    Morgan Stanley UIF Growth 1                             U.S. STOCK
--------------------------------------------------------------------------------
     %    T. Rowe Price Blue Chip Growth Port                     U.S. STOCK
--------------------------------------------------------------------------------
     %    Vanguard VIF Capital Growth                             U.S. STOCK
--------------------------------------------------------------------------------
     %    DFA VA US Large Value                                   U.S. STOCK
--------------------------------------------------------------------------------
     %    T. Rowe Price Equity Income Port                        U.S. STOCK
--------------------------------------------------------------------------------
     %    Vanguard VIF Diversified Value                          U.S. STOCK
--------------------------------------------------------------------------------
     %    Vanguard VIF EQUITY INDEX                               U.S. STOCK
--------------------------------------------------------------------------------
     %    Vanguard VIF Total Stock Mkt Index                      U.S. STOCK
--------------------------------------------------------------------------------
     %    Vanguard VIF Mid-Cap Index                              U.S. STOCK
--------------------------------------------------------------------------------
     %    Vanguard VIF Small Co Growth                            U.S. STOCK
--------------------------------------------------------------------------------
     %    DFA VA US Targeted Value                                U.S. STOCK
--------------------------------------------------------------------------------
     %    Invesco VI Small Cap Equity I                           U.S. STOCK
--------------------------------------------------------------------------------
     %    Oppenheimer Intl Gr VA Non-Svc                          INTL STOCK
--------------------------------------------------------------------------------
     %    Vanguard VIF International                              INTL STOCK
--------------------------------------------------------------------------------
     %    DFA VA International Value                              INTL STOCK
--------------------------------------------------------------------------------
     %    American Funds IS(R) International 1                    INTL STOCK
--------------------------------------------------------------------------------
     %    DFA VA International Small                              INTL STOCK
--------------------------------------------------------------------------------
     %    Morgan Stanley UIF Global Infras I                      INTL STOCK
--------------------------------------------------------------------------------
     %    Lazard Ret Emerging Markets Eq Inv                      INTL STOCK
--------------------------------------------------------------------------------
     %    Vanguard VIF REIT Index                                 SPECIALTY
--------------------------------------------------------------------------------
          MFS(R) VIT Utilities Series Initial                     SPECIALTY
--------------------------------------------------------------------------------
          PIMCO CommodityRealReturn(R) Strat                      SPECIALTY
--------------------------------------------------------------------------------
  100%    TOTAL (Variable allocations must total 100%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              RISK CONTROL ACCOUNTS
--------------------------------------------------------------------------------
    %  [S&P 500 Index]
--------------------------------------------------------------------------------
           % [Secure Account]                                    RISK CONTROL
--------------------------------------------------------------------------------
           % [Growth Account]                                    RISK CONTROL
--------------------------------------------------------------------------------
        100% TOTAL ([Secure & Growth] allocations must total 100%)
--------------------------------------------------------------------------------
    %  [MSCI EAFE Index]
--------------------------------------------------------------------------------
           % [Secure Account]                                    RISK CONTROL
--------------------------------------------------------------------------------
           % [Growth Account]                                    RISK CONTROL
--------------------------------------------------------------------------------
        100% TOTAL ([Secure & Growth] allocations must total 100%)
--------------------------------------------------------------------------------
 100%  [TOTAL (Risk Control Index allocations must total 100%)]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              IMPORTANT INFORMATION
--------------------------------------------------------------------------------
 o  [Applicable S&P 500 Index disclosure wording will print here, if required.]

 o  [Applicable MSCI EAFE Index disclosure wording will print here, if required.]
--------------------------------------------------------------------------------

VAAPP-2015                        Page 4                             DOC CODE 02

 6   WHO IS YOUR BENEFICIARY?

REQUIRED. List each beneficiary and check whether primary or contingent. Death benefit proceeds will be divided equally among the named beneficiaries, unless you indicate otherwise. To list more beneficiaries use section 10 or use a separate signed and dated sheet of paper. The owner has the right to predetermine how a beneficiary will receive the death benefit by completing [form 40RESTRICT(ML)].

--------------------------------------------------------------------------------
                              INFORMATION IMPORTANT
--------------------------------------------------------------------------------
 o If a joint owner is named in section 2C, list each contingent beneficiary, if any, below. "Surviving spouse" is your automatic primary beneficiary and any beneficiary you name below will be treated as a contingent beneficiary regardless of the type checked. This automatic designation of your primary beneficiary will ensure your spouse can continue the contract if you die prior to the payout date.

 o If there is no joint owner named in section 2C, or a trust is named as owner in section 2A, list each primary beneficiary and each contingent beneficiary, if any, below. If the type (primary or contingent) is not checked, primary is assumed. If a trust is named as owner, the trust is typically named as the primary beneficiary.
--------------------------------------------------------------------------------

FOR INDIVIDUAL BENEFICIARIES:

[] Primary             __________________________________________    __________________________________________________
[] Contingent          NAME                                          ADDRESS

                       ___________________   ____________________    ______________________________   _________________
                       RELATIONSHIP          DATE OF BIRTH           SOCIAL SECURITY NUMBER           DAYTIME PHONE

[] Primary             __________________________________________    __________________________________________________
[] Contingent          NAME                                          ADDRESS

                       ___________________   ____________________    ______________________________   _________________
                       RELATIONSHIP          DATE OF BIRTH           SOCIAL SECURITY NUMBER           DAYTIME PHONE

[] Primary             __________________________________________    __________________________________________________
[] Contingent          NAME                                          ADDRESS

                       ___________________   ____________________    ______________________________   _________________
                       RELATIONSHIP          DATE OF BIRTH           SOCIAL SECURITY NUMBER           DAYTIME PHONE

[] Primary             __________________________________________    __________________________________________________
[] Contingent          NAME                                          ADDRESS

                       ___________________   ____________________    ______________________________   _________________
                       RELATIONSHIP          DATE OF BIRTH           SOCIAL SECURITY NUMBER           DAYTIME PHONE

FOR TRUST BENEFICIARIES:

[] Primary             __________________________________________    __________________________________________________
[] Contingent          NAME OF TRUST                                 ADDRESS

                       ________________________________________________________________________________________________
                       TRUSTEE NAMES

                       __________________________________________    __________________________________________________
                       DATE OF TRUST                                 DAYTIME PHONE

 7   DO YOU WANT TO AUTHORIZE ELECTRONIC TRANSACTIONS?

OPTIONAL. This authorization allows certain transactions to be performed via phone, fax or internet, unless the box(es) below are checked. See [form CLS-56(ML)] for details on what transactions may be performed.

I understand that I will automatically have phone/fax/internet authorization unless the following box is marked:

[] I do NOT want this authorization.

I understand that the registered representative/agent/insurance producer assigned to my contract will automatically have phone/fax/internet authorization unless the following box is marked:

[] I do NOT want the registered representative/agent/insurance producer assigned to my contract to have this authorization.

VAAPP-2015                        Page 5                             DOC CODE 02

 8   DO YOU WANT TO RECEIVE REGULATORY DOCUMENTS VIA EMAIL?

OPTIONAL. This consent allows you to receive the prospectus and other regulatory documents electronically via email. This reduces environmental waste and the volume of mail you receive.

I DO want to receive my regulatory documents, including the [prospectus, statement of additional information, annual and semi-annual reports, and proxy statements] via email, and I understand and agree:

o  This consent will be in effect until I revoke it.

o While at certain times MEMBERS Life Insurance Company may still choose to deliver paper copies, I can receive paper copies at any time by calling MEMBERS Life Insurance Company at [1.800.798.5500].

o I may be charged by a third party vendor for the access to the internet necessary to obtain the documents and/or download [Adobe Reader] software, but I will not be charged by MEMBERS Life Insurance Company.

o I must have access to computer equipment and software that can access a website and read documents formatted for [Adobe Reader]. [Adobe Reader] software can be downloaded for no charge at [www.adobe.com].

o You must provide a valid email address to participate in electronic delivery of your regulatory documents. You will receive an email confirmation of your consent. The consent process will be complete only when you reply to that email as instructed.

Owner Email__________________________________________________________________

Joint Owner Email (if different than Owner Email)____________________________

 9   READ THE FRAUD WARNING FOR YOUR STATE.

REQUIRED. Refer to the warning for your state below.

[ALABAMA AND MARYLAND]: [Any person who knowingly or willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly or willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.]

[COLORADO]: [IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO A POLICYHOLDER OR CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE POLICYHOLDER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.]

[DISTRICT OF COLUMBIA]: [WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.]

[FLORIDA AND MAINE]: [See section 11. The fraud warning that applies to you appears directly above your signature.]

[OHIO]: [Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.]

[PENNSYLVANIA]: [Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.]

[ALL OTHER STATES]: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT, OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIME AND SUBJECT TO FINES AND CONFINEMENT IN PRISON, AND DENIAL OF INSURANCE BENEFITS, DEPENDING ON STATE LAW.

[STATE VARIATIONS]

10   DO YOU HAVE ANY SPECIAL INSTRUCTIONS?

OPTIONAL. Please print any special instructions below for the administrative office to use when processing your application. You may also use this area to list more parties to the contract not listed in section 2 or additional beneficiaries not listed in section 6.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

VAAPP-2015                        Page 6                             DOC CODE 02

11   READ THIS AGREEMENT AND SIGN.

REQUIRED. Read and have all parties to the contract sign below.

o I have read the application and represent that all statements and answers, as they pertain to me, are true and complete to the best of my knowledge and belief and are the basis for any contract issued by MEMBERS Life Insurance Company; and I understand that no information will be considered to have been given to MEMBERS Life Insurance Company unless it is stated in this application.

o I understand that no registered representative/agent/insurance producer is authorized to make, void, waive or change any conditions or provisions of the application or contract.

o The USA Patriot Act requires all financial institutions, including insurance companies, to verify the identity of their customers. I understand that providing my name, address, date of birth and taxpayer identification number allows MEMBERS Life Insurance Company to verify my identity. This verification process may include the use of third party sources to verify the information provided.

o I acknowledge that the contract I have applied for is suitable for me based on my investment objective, financial situation and needs. In addition, if this contract will replace, change or modify an existing policy or contract, I hereby confirm my belief that replacing my existing policy or contract is suitable, and I have considered product features, fees and charges.

o I understand that MEMBERS Life Insurance Company will have no liability until a contract is issued, delivered and accepted by me.

o I UNDERSTAND THAT THE VALUES PROVIDED BY THE CONTRACT MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

o I UNDERSTAND THAT A PARTIAL WITHDRAWAL OR FULL SURRENDER FROM A RISK CONTROL ACCOUNT MAY BE ADJUSTED UPWARD OR DOWNWARD BASED ON A MARKET VALUE ADJUSTMENT, IN ADDITION TO ANY SURRENDER CHARGE, IF APPLICABLE.

o I understand that if I elect the B-Share plan option in section 1, each purchase payment will have an individual surrender charge schedule that begins when the purchase payment is credited to my contract and continues for five years. The amount of the surrender charge is determined separately for each purchase payment and is based on the purchase payment and not on the contract year.

o  I have received a copy of the [MEMBERS Horizon] Disclosure.

o [If my application is not in good order within five business days following receipt of my initial purchase payment at the administrative office for MEMBERS Life Insurance Company, I authorize the Company to retain my initial purchase payment until all such information, documents and/or payment the Company requires for my application to be in good order is received by the Company. This authorization will remain in effect until I revoke it, or [90] days after the Company receives my application at its administrative office, if earlier.]

o  I ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS FOR THIS ANNUITY.

   [] I request a Statement of Additional Information.

[ FLORIDA]: [ ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTINUING ANY FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.]

[ MAINE]: [ ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT, OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIME AND SUBJECT TO FINES AND CONFINEMENT IN PRISON, AND DENIAL OF INSURANCE BENEFITS, DEPENDING ON STATE LAW.]

[STATE VARIATIONS]

SIGNED AT _____________________________     SIGNED ON __________________________
         STATE [OF RESIDENCE]                         DATE

________________________________________________________________________________
SIGNATURE OF PERSON OR TRUSTEE(S) NAMED IN SECTION 2A

_______________________________________     ____________________________________
SIGNATURE OF PERSON NAMED                   SIGNATURE OF PERSON NAMED
IN SECTION 2B (IF ANY)                      IN SECTION 2C (IF ANY)

________________________________________________________________________________
SIGNATURE OF ADDITIONAL PARTIES TO THE CONTRACT (IF ANY) NAMED IN SECTION 10

12   FOR ADMINISTRATIVE OFFICE USE ONLY.

FOR ADMINISTRATIVE USE ONLY. Not to be used for any change that requires the owner's agreement in writing.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

VAAPP-2015                        Page 7                             DOC CODE 02

13   FOR REGISTERED REPRESENTATIVE USE ONLY.

REQUIRED. To be completed by the registered representative/agent/insurance producer.

A. For replacements, answer both questions and complete all information to the best of your knowledge and belief.

   [] Yes   [] No   Does the applicant(s) have any existing life insurance
                    policies or annuity contracts with MEMBERS Life Insurance
                    Company or any other company? If yes, a completed Important
                    Notice: Replacement of Life Insurance or Annuities must accompany this application if required by the state.

   [] Yes   [] No   Will this contract replace, discontinue or change any
                    existing life insurance policies or annuity contracts with MEMBERS Life Insurance Company or any other company? If yes, a completed Replacement Form must accompany this application if required by the state.

                    If yes, I confirm:

                    1. This replacement meets the standards for replacement
                       sales identified in MEMBERS Life Insurance Company's Statement Regarding the Acceptability of Life and Annuity Replacement Sales.

                    2. The following sales materials were used:_________________
                       If no sales materials were used, state "None."

B. [] Yes   [] No   Have you reviewed the owner's identity documents in
                    accordance with the USA Patriot Act and recorded all necessary information as follows?

                    1. If owner is a natural person:  [] Driver's License
                       [] Passport  [] Green Card  [] Other Photo ID____________
                                                                    LIST TYPE
                       Card No. ___________________   [] Expiration Date________
                       Country/State of Issue___________________________________

                       2. If owner is a trust:

                          Country/State Where Formed ___________________________
                          Date Formed __________________________________________

                       3. If there is a joint owner: []  Driver's License
                          [] Passport  [] Green Card []  Other Photo ID_________
                                                                       LIST TYPE
                          Card No. ________________  []  Expiration Date________
                          Country/State of Issue________________________________

C. If the applicant(s) is an active duty member of the United States Armed Forces (including active duty military reserve personnel), I certify I have completed the proper disclosure(s).

D. If sales materials were used, I certify that I have used only approved sales materials in connection with this sale and that copies of all sales materials used were left with the applicant(s).

E. I have reviewed the owner(s) investment objectives, financial situation and needs and explained how the annuity will meet their current financial needs and objectives.

F. I certify that I have reviewed the owner(s) suitability information and have determined that its proposed purchase is suitable as required under law based on information provided by the owner(s), as applicable, including information that is reasonably appropriate to determine the suitability of my recommendation.

G. I certify that I have also considered the liquidity needs of the owner(s), along with risk tolerance and investment time horizon; I have followed my broker/dealer's suitability guidelines in the recommendation of this annuity; and I acknowledge that this application is subject to review for suitability by my broker/dealer.

H. I am FINRA-registered and state-licensed for registered annuity contracts in all required jurisdictions.

I. I certify that I have truly and accurately recorded the information provided by the applicant.

J. I choose the following compensation option for the plan selected in section 1. (If no option is selected, option 1 will apply.):

       B-SHARE  [] 1 (T025.2)  [] 2 (T050.2)  [] 3 (T040.6)
       C-SHARE  [] 1 (T100.2)

I UNDERSTAND THAT WHEN I SIGN THIS APPLICATION, I AM AGREEING TO ALL THE TERMS AND CONDITIONS APPLICABLE TO ME AS A REGISTERED REPRESENTATIVE/AGENT/INSURANCE PRODUCER.

SIGNATURE        ______________________________________________________________     DATE_______________________
                 SIGNATURE OF REGISTERED REPRESENTATIVE/AGENT/INSURANCE PRODUCER         DATE
REP ID           _________________________________       REP NAME            __________________________________
                 5-DIGIT REP NUMBER                                          PRINT FULL NAME

REP PHONE        _________________________________       REP EMAIL           __________________________________
                 BEST NUMBER TO CALL                                         PRINT EMAIL

                                                         FL LICENSE NUMBER   __________________________________
                                                                             FL LICENSE NUMBER (IF APPLICABLE)

CREDIT UNION ID  _________________________________       CREDIT UNION NAME   __________________________________
                 8-DIGIT CU NUMBER (IF APPLICABLE)                           PRINT NAME OF CU (IF APPLICABLE)

                                                         BROKER/DEALER NAME  __________________________________
                                                                             PRINT NAME OF B/D (IF OTHER
                                                                               THAN CBSI)

GENERAL AGENT ID _________________________________       GENERAL AGENT NAME  __________________________________
                 GA NUMBER (IF APPLICABLE)                                   PRINT NAME OF GA (IF APPLICABLE)

VAAPP-2015                        Page 8                             DOC CODE 02